UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 28, 2005

                           Critical Therapeutics, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    000-50767                  04-3523569
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)


      60 Westview Street, Lexington, Massachusetts                  02421
        (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (781) 402-5700

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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 Item 8.01.    Other Events.

     On September 28, 2005, Critical Therapeutics, Inc. (the "Company") issued a press release announcing that the U.S. Food and Drug Administration (the "FDA") approved the Company's supplemental New Drug Application to manufacture and market ZYFLO(R) (zileuton tablets), which is indicated for the prevention and chronic treatment of asthma in patients 12 years of age and older. The full text of the Company's press release announcing FDA approval is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

       (d)     Exhibits.

               See Exhibit Index attached hereto.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  September 28, 2005            CRITICAL THERAPEUTICS, INC.

                                     By: /s/ Trevor Phillips
                                         ---------------------------------------
                                         Trevor Phillips, Ph.D.
                                         Chief Operating Officer and Senior Vice
                                         President of Operations


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                                  EXHIBIT INDEX

Exhibit No.               Description
-----------               ----------------

99.1                      Press Release dated September 28, 2005.